UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 8, 2005

CARDINAL FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	0-24557	54-1874630
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8270 Greensboro Drive, Suite 500 McLean, Virginia		22102
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (703) 584-3400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                             Entry into a Material Definitive Agreement.

As disclosed in Item 8.01 below, Cardinal Financial Corporation (the “Company”) acquired Wilson/Bennett Capital Management, Inc., an asset management firm based in Alexandria, Virginia (“Wilson/Bennett”), on June 8, 2005 (the “Acquisition”).  In connection with the Acquisition, the Company entered into an Employment Agreement (the “Employment Agreement”) with John W. Fisher, a shareholder of Wilson/Bennett and a director of the Company, as of June 8, 2005.  The Company also entered into a Registration Rights Agreement with Mr. Fisher and James B. Moloney, the other shareholder of Wilson/Bennett, as of June 8, 2005.  The following information provides a brief description of the material terms and conditions of these agreements.

Employment Agreement.  The Employment Agreement provides for Mr. Fisher’s service as President and Chief Executive Officer of Wilson/Bennett.  It is in substantially the form of Exhibit I to the Agreement and Plan of Share Exchange that is Exhibit 10.1 to the Company’s report on Form 10-Q for the quarter ended March 31, 2005.

Registration Rights Agreement.  Under the Registration Rights Agreement, the Company has agreed to provide certain demand registration rights with respect to the 611,111 shares of Common Stock that the shareholders of Wilson/Bennett acquired in the Acquisition.  It is in substantially the form of Exhibit H to the Agreement and Plan of Share Exchange that is Exhibit 10.1 to the Company’s report on Form 10-Q for the quarter ended March 31, 2005.

Item 3.02                                             Unregistered Sales of Equity Securities.

As disclosed in Item 8.01 below, the Company acquired Wilson/Bennett on June 8, 2005.  The purchase price that the Company paid in connection with the Acquisition included, among other things, the issuance of 611,111 shares of Common Stock, in the aggregate, to the two shareholders of Wilson/Bennett.  The Company relied upon Section 4(2) of the Securities Act for the exemption from registration for this issuance.

Item 8.01                                             Other Events.

As previously disclosed in a Current Report on Form 8-K filed on May 3, 2005, the Company entered into an Agreement and Plan of Share Exchange (the “Share Exchange Agreement”) with Wilson/Bennett on April 29, 2005.  Under the terms of the Share Exchange Agreement, the Company planned to acquire Wilson/Bennett.  The transaction closed on June 8, 2005, at which time the Company acquired Wilson/Bennett, which became a subsidiary of the Company.

A copy of the Company’s press release with respect to the Acquisition is attached as Exhibit 99.1 to this report.

Item 9.01                                             Financial Statements and Exhibits.

(c)          Exhibits.

Exhibit No.	Description

99.1	Press Release dated June 9, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARDINAL FINANCIAL CORPORATION
(Registrant)

Date: June 13, 2005	By:	/s/ Robert A. Cern
Robert A. Cern
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated June 9, 2005.